                                                                     EXHIBIT 10r

                                AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT


    THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of June 30, 1997, effective July 1, 1997 (the "Amendment") to that certain Credit Agreement, dated as of December 17, 1996, (the "Original Credit Agreement"), is by and between ROWAN COMPANIES, INC., a Delaware corporation, as the Shipowner, and CITIBANK, N.A., a national banking association, as the Lender (Shipowner and Lender are referred to collectively herein as "Parties").

         WHEREAS, on December 17, 1996, the Shipowner executed the Indenture, and issued thereunder a Floating Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series" (the "Initial Transaction") with a maximum principal amount of $153,091,000;

         WHEREAS, Article Fourth of the Special Provisions of the Indenture provides that the Shipowner may redeem or repay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds of the issuance of a fixed rate note; and

         WHEREAS, the Parties wish to amend certain documents relating to the Initial Transaction in order to provide for the redemption of a part of the Floating Rate Note by the Shipowner's issuance of a fixed rate note,

         NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         The Original Credit Agreement shall be amended pursuant to Section
11.08 thereof as follows:

    Section 1. The Credit Facility. Sections 2.01 and 2.04 of the Credit Agreement are restated in their entirety as follows:

         2.01 Amount.01 Amount. The Lender hereby establishes the Credit Facility, upon the terms and conditions set forth in this Agreement, in favor of the Shipowner in the maximum amount of $153,091,000 (the "Credit Facility Amount"), to enable the Shipowner to finance: (i) the manufacture, construction, fabrication, financing and purchase of the Vessel; (ii) Construction Period Interest; and (iii) the Guarantee Fees. The Lender will, subject to the terms and conditions provided herein, be obligated to
    fund under the Credit Facility the amount (the "Available Amount")   which
    is equal to the excess, if any, of the Credit Facility Amount over the outstanding principal amount evidenced by the Floating Rate Note, plus the aggregate outstanding principal amount evidenced by Fixed Rate Notes ("Outstanding Principal").

                                  *    *    *





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
         2.04 Relationship of Floating Rate Note and Fixed Rate Note. Disbursements from the Credit Facility shall become the indebtedness of the Shipowner to the Lender under the Floating Rate Note. The Shipowner shall convert indebtedness under the Floating Rate Note to indebtedness under one or more Fixed Rate Notes no later than the earlier of (i) two years from the Delivery Date, or (ii) July 1, 2000. At its option, and from time to time, the Shipowner may convert any portion, or all, of the indebtedness of the Floating Rate Note to a Fixed Rate Note or series of Fixed Rate Notes at any time during or after the construction of the Vessel, so long as the conversion of the Floating Rate Note to the Fixed Rate Note does not occur more than two years after the Delivery Date and, except for the final disbursement, each conversion is in a minimum amount of $50,000,000; and the Shipowner shall have paid any amount payable under Section 4.04(a)(iv) or any other provision hereof in connection therewith.

    Section 2. Terms of the Credit. Section 4.03 of the Credit Agreement is amended by adding the following paragraph (d):

         (d) Notwithstanding any other provision to the contrary herein, the Shipowner shall have the right to prepay any portion of the Floating Rate Note and convert that Obligation to a Fixed Rate Note so long as it first obtains the Secretary's consent to the interest rate applicable to the Fixed Rate Note and, except for the final disbursement, such conversion equals or exceeds $50,000,000 principal; and the Shipowner shall have paid any amount payable under Section 4.04(a)(iv) or any other provision hereof in connection therewith.

    Section 3. Definitions. The Schedule of Definitions attached as Exhibit 1 to the Original Credit Agreement is amended by: (a) adding alphabetically the following definitions:

    "Fixed Rate Note" shall mean an Obligation substantially in the form of
Exhibit 3 to the Indenture, appropriately completed.

    "Note" shall mean a Floating Rate Note or a Fixed Rate Note.

    (b) amending and restating each of the definitions of Maturity and Obligation to read as follows:

    "Maturity" when used with respect to any Obligation, means the date on which the principal of, or interest on, such Obligation becomes due and payable as therein provided, whether on a Payment Date, at the Stated Maturity or by prepayment, repayment, redemption or declaration of acceleration or otherwise.

    "Obligation" or "Obligations" shall mean the Floating Rate Note or Fixed Rate Note(s) of the Shipowner bearing a Guarantee and authenticated and delivered pursuant to the Indenture and the Authorization Agreement.

    All other capitalized terms used herein have the meanings set forth in the Schedule of Definitions attached as Exhibit 1 to the Original Credit Agreement.





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
    This Amendment No. 1 to the Credit Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered as of the date first above written.



ROWAN COMPANIES                            CITIBANK, N.A., as the Lender



By:                                        By:
   --------------------------                 ---------------------------
         (Signature)                           (Signature)

Name:                                      Name:
     ------------------------                   -------------------------
         (Print)                               (Print)

Title:                                     Title:
      -----------------------                    ------------------------
         (Print)                               (Print)

Consent:

    Pursuant to Section 11.08 of the Credit Agreement, the Secretary hereby consents to this Amendment No. 1 to the Credit Agreement.



ATTEST:                                  UNITED STATES OF AMERICA,
                                         SECRETARY OF TRANSPORTATION

                                         BY:  MARITIME ADMINISTRATION
------------------



                                         BY:
                                            -----------------------------
                                             Secretary
                                             Maritime Administration





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
                                                                     EXHIBIT 10r

                                SUPPLEMENT NO. 1
                                       TO
                                TRUST INDENTURE



         THIS SUPPLEMENT NO. 1, dated as of June 30, 1997, effective July 1, 1997 (the "Supplement"), to that certain Trust Indenture dated as of December 17, 1996 (the "Indenture") is by and between CITIBANK, N.A., a national banking association, as indenture trustee (the "Indenture Trustee"), and ROWAN COMPANIES, INC. (the "Shipowner", and together with the Indenture Trustee, the "Parties").



         WHEREAS, on December 17, 1996, the Shipowner executed the Indenture, and issued thereunder a Floating Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series" (the "Initial Transaction") with a maximum principal amount of $153,091,000;

         WHEREAS, Article Fourth of the Special Provisions of the Indenture provides that the Shipowner may redeem or repay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds of the issuance of a fixed rate note; and

         WHEREAS, the Parties wish to amend certain documents relating to the Initial Transaction in order to provide for the redemption of a part of the Floating Rate Note by the Shipowner's issuance of a fixed rate note;

         NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


                                 ARTICLE FIRST


         SECTION 1.01 SCHEDULE A. Schedule A to the Indenture is hereby amended by adding the following definitions:

    "Applicable Interest Rate" shall mean:

         (a) with respect to Obligations which are the Floating Rate Note, the rate per annum equal to the lesser of (i) 10.25% per annum, or (ii) LIBOR plus during the Construction Period, nine-twentieths of one percent (0.45%) per annum and thereafter, one-half of one percent (0.50%) per annum; provided, however, that, if the Lender shall have determined, prior to the commencement of any Interest Period that: (A) Dollar deposits of sufficient amount and maturity for funding a Disbursement are not available to such Lender in the London interbank market in the ordinary course of business; or (B) by reason of circumstances affecting the relevant market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to a Disbursement; or (C) the relevant rate of interest referred to in the definition of LIBOR which is to be used to determine the rate of interest for a Disbursement does not cover the funding cost to the Lender of making or maintaining the Disbursement, then the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such condition and interest shall, effective as of the date of such notice and so long as such condition shall exist, accrue during each applicable Interest Period at the Base Rate; provided, further, however that if, in the Lender's reasonable judgment, it becomes unlawful at any time for such Lender to make or maintain Disbursements based upon LIBOR, the Lender shall so notify the Indenture Trustee, who shall give notice to the Shipowner of such determination and, effective as of the date of such notice and so long as such condition shall exist, interest shall thereafter accrue during each applicable Interest Period at the Base Rate.

         (b) with respect to Obligations which are Fixed Rate Notes, the interest rate set forth in each such Obligation, which interest rate shall be as approved by the Secretary as reasonable pursuant to Section 1104A
    (b)(5) of the Act.

    "Cede" means Cede & Company.

    "DTC" means The Depository Trust Company.

    "Definitive Obligation" has the meaning specified in Article Sixth, paragraph (cc) of the Special Provisions of the Indenture.

    "Effective Date" means July 1, 1997.

    "Fixed Rate Note" shall mean an Obligation substantially in the form of
Exhibit 3 to the Indenture, appropriately completed.

    "Global Obligation" has the meaning specified in Article Sixth, paragraph
(cc) of the Special Provisions of the Indenture.

    "Letter of Representations" means the Letter of Representations between the Shipowner and the Indenture Trustee and other documentation necessary or desirable to effectuate the issuance of the Fixed Rate Notes as Global Obligations.

    "Make-Whole Premium" means an amount equal to the excess, if any, between
(i) the sum of the respective Payment Values of each Prospective Payment, over
(ii) 100% of the aggregate principal amount being prepaid on the Redemption
Date.

    "Make-Whole Premium Determination Date" means the second Business Day before the applicable Redemption Date.

    "Maturity," when used with respect to any Obligation, means the date on which the principal of, or interest on, such Obligation becomes due and payable as therein provided, whether





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
on a Payment Date, at the Stated Maturity or by prepayment, repayment, redemption or declaration of acceleration or otherwise.

    "Note" shall mean a Floating Rate Note or a Fixed Rate Note.

    "Obligation" or "Obligations" shall mean the Floating Rate Note or Fixed Rate Note(s) of the Shipowner bearing a Guarantee and authenticated and delivered pursuant to the Indenture and the Authorization Agreement.

    "Obligation Owners" has the meaning specified in Article Sixth, paragraph
(cc) of the Special Provisions of the Indenture.

    "Obligation Register" has the meaning specified in Section 2.10 of Exhibit 1 to the Indenture.

    "Original Principal Amount" shall mean the maximum principal amount of the Obligations.

    "Payment Value" of each Prospective Payment shall be determined by discounting such Prospective Payment at the Reinvestment Rate for the period from the Payment Date on which such Prospective Payment was scheduled to be paid to the applicable Redemption Date.

    "Prospective Payment" means, with respect to the Fixed Rate Notes: (i) each scheduled interest payment on each scheduled principal amount to be prepaid; and (ii) the scheduled principal amount to be prepaid.

    "Reinvestment Rate" means the yield determined by the Indenture Trustee to be the yield of the issue of actively traded United States Treasury securities having a maturity equal to the Weighted Average Life to Final Maturity; provided, however, that if such Weighted Average Life to Final Maturity is not equal to the maturity of an actively traded United States Treasury security (rounded to the nearest one-twelfth of a year), such yield shall be obtained by linear interpolation from the yields of actively traded United States Treasury securities having the greater maturity closest to and the lesser maturity closest to such Weighted Average Life to Final Maturity. The yields shall be determined by reference to the yields as indicated by Telerate Access Service (page 8003 or the relevant page at the date of determination indicating such yields) (or, if such data ceases to be available, any publicly available sources of similar market data) at approximately 11:00 a.m. (New York City time) on the Make-Whole Premium Determination Date.

    "Remaining Dollar Years" means the sum of the amounts obtained by multiplying: (i) the amount of each remaining scheduled payment of principal of the Fixed Rate Notes (without giving effect to such Redemption) by (ii) the number of years (rounded to the nearest one-twelfth) which will elapse between the Redemption Date and the Payment Date for such scheduled principal amount.

    "Weighted Average Life to Final Maturity" means the number of years (rounded up to the nearest one-twelfth of a year) obtained by dividing: (i) the then Remaining Dollar Years by (ii) the total amount of the then remaining aggregate unpaid principal amount of such Fixed Rate Notes (without giving effect to the subject Redemption).

    All other capitalized terms used herein have the meanings set forth in Schedule A to the Indenture.


                                 ARTICLE SECOND


         The Indenture shall be amended as follows:

    Section 2.01 The Obligations. Article Second (a) of the Special Provisions of the Indenture is restated in its entirety as follows:

         (a) The Obligations issued hereunder shall be designated "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series," and shall be in the forms of Exhibits 2 and 3 to this Indenture; and, the aggregate principal amount of Obligations which may be issued under this Indenture shall not exceed $153,091,000 except as provided in Sections 2.09, 2.10, 2.12 and 3.10(b) of Exhibit 1 hereto.

    Section 2.02 Certain Redemptions. Article Fourth of the Special Provisions of the Indenture is restated in its entirety as follows:

         (a) Scheduled Mandatory Redemption. The Obligations are subject to redemption at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued thereon to the applicable Redemption Date, through the operation of scheduled repayment providing for the semi-annual redemption on January 1 and July 1 of each year, commencing January 1, 1999, of $6,380,000 principal amount of Obligations (or such lesser principal amount of Obligations as shall then be outstanding), which amount represents approximately one twenty-fourth (1/24) of the Original Principal Amount of Obligations, plus interest accrued thereon to the Redemption Date. There shall be a final redemption of the remaining outstanding principal of the Floating Rate Note on the earlier of (i) July 1, 2000, or (ii) two (2) years after the Delivery Date, and a final redemption of the remaining outstanding principal of the Fixed Rate Notes on July 1, 2010.

         Notwithstanding the foregoing provisions of this subsection (a), if the principal amount of Outstanding Obligations shall be reduced by reason of any redemption pursuant to Section 3.04 of Exhibit 1 to this Indenture, the principal amount of Obligations to be redeemed pursuant to this subsection (a) on each subsequent Redemption Date for such Obligations shall be reduced by an amount equal to the principal amount of such Obligations retired by reason of such redemption pursuant to Section 3.04 of Exhibit 1 hereto divided by the number of Redemption Dates (including the Stated Maturity of such Obligations) scheduled thereafter to July 1, 2000 in the case of the Floating Rate Note and July 1, 2010 in the case of Fixed Rate Note(s) (subject to such increase as shall be necessary so that the total principal amount of Obligations to be redeemed on any such Redemption

    Date shall be an integral multiple of $1,000); provided that, the entire unpaid principal amount of the Outstanding Obligations shall be paid not later than July 1, 2000 in the case of the Floating Rate Note and July 1, 2010 in the case of each Fixed Rate Note. The Shipowner shall, in accordance with Section 3.02(d) of Exhibit 1 hereto, promptly after each redemption pursuant to said Section 3.04, furnish to the Secretary, the Indenture Trustee and each Holder a revised table of scheduled repayments reflecting the reductions made pursuant to this subsection (a) as a result of such redemption.

         (b) Optional Redemption of Obligations Without Premium. At its option, the Shipowner may without premium,

             (i) prepay on any Interest Payment Date the Floating Rate Note, in whole or in part, in a minimum principal amount of $10,000,000, at a Redemption Price equal to 100% of the principal amount thereof together with interest accrued thereon to the Redemption Date, or

             (ii) redeem or prepay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds from the issuance of the Fixed Rate Notes.

         (c) Optional Redemptions of Obligations at Make-Whole Premium. At its option, the Shipowner may prepay on any Interest Payment Date the Fixed Rate Notes, in whole or in part, in a minimum principal amount of $10,000,000, at a Redemption Price equal to 100% of the principal amount thereof together with interest accrued thereon to the Redemption Date plus the Make-Whole Premium, if any. Prepayments shall be applied pro rata against each Fixed Rate Note and applied against the scheduled principal payments in the inverse order of scheduled maturity.

         (d) Optional Redemptions. If the Shipowner shall elect to make any such optional redemptions pursuant to this Article, the Shipowner shall, at least 40 days but not more than 60 days prior to the date fixed for redemption, deliver to the Indenture Trustee (1) a Request stating that the Shipowner intends to exercise its rights as above set forth to make such optional redemptions and specifying the Redemption Date and the principal amount which the Shipowner intends to redeem on such date, and (2) at least 35 days prior to the date fixed for redemption in the case of the Fixed Rate Notes, deliver to the Indenture Trustee an amount equal to the Make Whole Premium estimated by the Indenture Trustee to be paid on the Redemption Date. The Indenture Trustee shall give an estimate of the Make Whole Premium to the Shipowner within two (2) business days of the delivery of the Shipowner's Request. In the event the amount of the Make Whole Premium deposited by the Shipowner with the Indenture Trustee pursuant to this section (and interest, if any, accrued thereon, less any losses incurred on the investment thereof) is insufficient to pay the amount of the Make Whole Premium, the Shipowner shall pay the amount of the shortfall to the Indenture Trustee in immediately available funds upon one (1) day's notice. In the event the amount of the Make Whole Premium deposited by the Shipowner pursuant to this section (and interest, if any, accrued thereon, less any losses incurred on the investment thereof) exceeds the Make Whole Premium, the excess amount shall be refunded to the





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
    Shipowner by the Indenture Trustee in immediately available funds on the Redemption Date.

    Section 2.03  Concerning Section 2.04.   Article Sixth (e) of the Special
Provisions of the Indenture is restated in its entirety as follows:

         (e) Concerning Section 2.04. Prior to the earlier of (i) July 1, 2000, or (ii) two (2) years from the Delivery Date, the Shipowner and the Indenture Trustee may enter into a Supplemental Indenture, and the Indenture Trustee may enter into a supplement to the Authorization Agreement, pursuant to Section 2.04 of Exhibit 1 to this Indenture, to provide for the issuance of fixed rate obligations in the form of Exhibit 3 hereto for the purpose of repaying the Floating Rate Note, provided however, that the Shipowner and Indenture Trustee have obtained the prior written consent of the Secretary and further provided, that (a) except for the final disbursement, each issuance of a Fixed Rate Note must be in a minimum aggregate principal amount of $50,000,000, and (b) the proceeds from the issuance of Fixed Rate Notes shall be used to pay off, satisfy and cancel the Floating Rate Note, provided, however, that during the Construction Period, the Floating Rate Note need not be paid off in its entirety and need only be reduced by the net proceeds from the issuance of the Fixed Rate Notes.

    Section 2.04  Concerning Section 3.03.   Article Sixth (k) of the Special
Provisions of the Indenture is restated in its entirety as follows:

         (k) Concerning Section 3.03.  The date required by Section 3.03 of
    Exhibit 1 hereto for the Floating Rate Note is the earlier of July 1, 2000, or (ii) two (2) years from the Delivery Date. The date required by Section
    3.03 of Exhibit 1 hereto for the Fixed Rate Notes is July 1, 2010.

    Section 2.05  Concerning Section 3.07.   Article Sixth (m) of the Special
Provisions of the Indenture is restated in its entirety as follows:

         (m) Concerning Section 3.07. (i) Section 3.07(a) of Exhibit 1 to this Indenture is revised to delete the phrase "or 3.05."

         (ii) Notwithstanding the provisions of Section 3.07(b) of Exhibit 1 to this Indenture, if less than all of the Obligations are to be redeemed under any of the provisions contained or referred to in Article Fourth hereof (excluding Article Fourth (c) or Article III of said Exhibit 1, the Indenture Trustee shall select such Obligations to be redeemed on the Redemption Date by allocating the principal amount to be redeemed first between each maturity of Obligations in proportion to the Outstanding Obligations and second among the holders of each maturity of Obligations in proportion to the aggregate principal amount of such maturity of Obligations registered in their respective names; provided that, the Indenture Trustee may select for redemption portions of the principal amount of the Obligations of a denomination larger than $1,000; but the portions of the principal amount of the Obligations so selected shall be equal to $1,000 or an integral multiple thereof.





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
    Section 2.06  Concerning Section 3.09.   Article Sixth (n) of the Special
Provisions of the Indenture is restated in its entirety as follows:

         (n) Concerning Section 3.09. Section 3.09 of Exhibit 1 to this Indenture is revised to read as follows:

    SECTION 3.09. Deposit of Redemption Moneys. No later than 11:00 a.m. in New York City on any Redemption Date, the Shipowner shall, except as contemplated by Section 3.08(b) or Article Fourth (d) of the Special Provisions, deposit or cause to be deposited with the Indenture Trustee or with any Paying Agent an amount in immediately available funds sufficient for such redemption (after taking into account any amounts then held by the Indenture Trustee or such Paying Agent and available for such redemption) with irrevocable directions to it to so apply the same.

    Section 2.07 Concerning Section 6.09. Article Sixth (t) of the Special Provisions of the Indenture is restated in its entirety as follows:

         (t)  Concerning Section 6.09.  The reference to "Exhibit 4" in Section
    6.09 is revised to read "Exhibit 5," and the following paragraph is added at the end of Section 6.09:

         In the event that the Obligations are registered in the name of The Depository Trust Company ("DTC"), Cede & Co. ("Cede") or another nominee of DTC or Cede pursuant to a Letter of Representations ("LOR") which is executed among the Shipowner, the Indenture Trustee and DTC, and (i) if the Secretary assumes the Obligations pursuant to Section 6.09(a) hereof, or
    (ii) if the Secretary instructs the Shipowner and the Indenture Trustee to terminate the LOR, the Shipowner and the Indenture Trustee, immediately upon receipt of notice of such assumption or upon receipt of notice of such termination, shall terminate or cause the termination of the LOR in accordance with Section 11 thereof. The Indenture Trustee shall within 30 days from receipt of either such notice from the Secretary also instruct DTC to notify its direct and indirect participants of the need to re-register the Obligations in the names of the beneficial owners. Upon surrender by DTC of the Obligations issued in its name, the name of Cede or another nominee, the Shipowner shall issue at its sole expense, and the Indenture Trustee shall authenticate Obligations in the names provided to the Indenture Trustee by DTC.

    Section 2.8 Concerning Registered and Beneficial Ownership of the Obligations; Legends. Article Sixth of the Special Provisions of the Indenture is amended by adding the following as paragraph (cc):

         (cc) Concerning Registered and Beneficial Ownership of the Obligations; Legends.

             (i) The Fixed Rate Notes may be issued initially in the form of one or more permanent global Notes in definitive, fully registered form without interest coupons (each, a "Global Obligation"). Except as provided in paragraph (iii) below, owners of beneficial interests in Global Obligations ("Obligation Owners") will not be entitled to receive separate certificated Notes ("Definitive Obligation") and will not be considered the holders thereof. Each such Global Obligation shall be deposited with the Depository Trust Company (the "DTC") or the Indenture Trustee, as custodian for DTC, registered in the name of DTC or a nominee of DTC, and duly executed by the Shipowner and authenticated by the Indenture Trustee as provided in the Indenture. Each Global Obligation shall bear such legend as DTC may require.

             (ii) Members of, or participants in, DTC shall have no rights under the Indenture with respect to any Global Obligation held on their behalf by DTC or by the Indenture Trustee as the custodian of DTC or under such Global Obligation, and DTC may be treated by the Shipowner, the Indenture Trustee and any agent of the Shipowner or the Indenture Trustee as the absolute owner of such Global Obligation for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Shipowner, the Indenture Trustee or any agent of the Shipowner or the Indenture Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its members and participants, the operation of customary practices of DTC governing the exercise of the rights of an owner of a beneficial interest in any Global Obligation.

             (iii) (1) The transfer and exchange of Global Obligations or beneficial interests therein shall be effected through DTC or the Indenture Trustee, as the custodian for DTC, in accordance with the Indenture and the procedures of DTC therefor.

                     (2) A Global Obligation shall be exchangeable for Definitive Obligations registered in the names of persons owning beneficial interest in such Global Obligation only if any of the following events shall have occurred: (1) DTC notifies the Shipowner that it is unwilling or unable to continue as depositary for such Global Obligation or DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, at a time when DTC is required to be so registered in order to act as depositary, and a successor depositary is not appointed by the Shipowner within 90 days thereafter, (2) the Shipowner or the Indenture Trustee elects to terminate DTC's services or the book entry system, (3) the Secretary assumes the Obligations or (4) the Secretary instructs the Shipowner and Indenture Trustee to terminate the Letter of Representations.

                     (3) Any Global Obligation that is exchangeable for Definitive Obligations registered in the name of the owners of beneficial interests therein pursuant to this paragraph (iii) shall be surrendered by DTC to the Indenture Trustee to be so exchanged, without charge, and the Shipowner shall execute and the Indenture Trustee shall authenticate and deliver, upon such exchange of such Global Obligation, an equal aggregate principal amount of Definitive Obligations of authorized denominations. Definitive Obligations issued in exchange for a beneficial interest in a Global Obligation pursuant hereto shall be registered in such names and in such authorized denominations as DTC, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee in writing. The Indenture Trustee shall deliver such Definitive Obligations to the Obligation Owners in whose names such Obligations are so registered in accordance with the instructions of DTC.





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
                     (4) The registered holder of a Global Obligation may grant proxies and otherwise authorize any Obligation Owner, including DTC's members and participants and Obligation Owners that may hold interest through such members and participants, to take any action which a Holder is entitled to take under the Indenture or the Obligations.


                     (5) In the event of the occurrence of any of the events specified in paragraph (iii)(2), the Shipowner will promptly make available to the Indenture Trustee a reasonable supply of Definitive Obligations.

                     (6) Notwithstanding any other provision of the Indenture, a Global Obligation may not be transferred except as a whole by DTC for such Global Obligation to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC.

             (iv) At such time as all beneficial interests in a Global Obligations have either been exchanged for Definitive Obligations, redeemed, repurchased or canceled, such Global Obligation shall be returned to the Indenture Trustee for cancellation or retained and canceled by the Indenture Trustee.

             (v) The Indenture Trustee shall have no responsibility or obligation to any owner of a beneficial interest in a Global Obligation, a member of, or a participant in DTC or any other Obligation Owner with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Obligations or with respect to the delivery to any participant, member, beneficial owner or other Obligation Owner (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Obligations (or other security or property) under or with respect to such Obligations. All notices and communications to be given to the Holders and all payments to be made to Holders in respect to the Obligations shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Obligation). The rights of owners of beneficial interests in any Global Obligation shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Indenture Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

    Section 2.9 Form of Floating Rate Note. The Form of Floating Rate Note attached as Exhibit 2 to the Indenture is deleted and the Form of Floating Rate Note attached as Exhibit 2 to this Amendment is substituted in lieu thereof.

    Section 2.10 Substitution of Floating Rate Note. On the Effective Date, the Floating Rate Note issued on the Closing Date shall be surrendered by the Holder to the Shipowner and a new Floating Rate Note in the Form of Exhibit 2 to this Amendment shall be issued by the Shipowner and delivered to the Holder thereof.

    Section 2.11 Form of Fixed Rate Note. The Form of Fixed Rate Note attached as Exhibit 3 to the Indenture is deleted and the Form of Fixed Rate Note attached as Exhibit 3 to this Amendment is substituted in lieu thereof.

    Section 2.12 Issuance of Fixed Rate Notes. On and after the Effective Date, the Shipowner shall issue and deliver to the Holders thereof Fixed Rate Note(s) in accordance with the Indenture in the form of Exhibit 3 to this Amendment.

    Section 2.13  Secretary's Supplemental Indenture.  Article III, Section
2.01 of the Secretary's Supplemental Indenture, attached as Exhibit 5 to the Indenture, is amended to read as follows:

    The Secretary hereby assumes payment of the principal of and interest on the Obligations in accordance with the terms of the Obligations and of the Indenture, and hereby assumes all liability to perform and observe all the covenants, agreements and conditions of the Indenture and the Obligations which, by the terms thereof, are to be performed by the Shipowner; provided that, the Secretary assumes no liabilities or obligations of the Shipowner under the Indenture or the Obligations which accrued or arose prior to the date hereof and assumes no liability for the Make-Whole Premium.

    Except as so amended, the provisions of the Indenture are hereby confirmed, and shall remain in full force and effect.

    This Supplement No. 1 to the Indenture may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, this Supplement No. 1 to the Indenture has been duly executed by the Parties as of the day and year first above written.




(SEAL)                                    ROWAN COMPANIES, INC.


ATTEST:
                                          By:
                                             -------------------------------
                                             Senior Vice President

------------------------
Secretary


                                          CITIBANK, N.A.
(SEAL)                                    Indenture Trustee


ATTEST:
                                          By:
                                             -------------------------------
                                          Title:

------------------------


CONSENT:

    Pursuant to Section 10.05 of the General Provisions Incorporated into the Trust Indenture by Reference attached as Exhibit 1 to the Trust Indenture, the Secretary hereby consents to this Supplement No. 1 to the Trust Indenture.


ATTEST:                                   UNITED STATES OF AMERICA,
                                          SECRETARY OF TRANSPORTATION


                                          BY:  MARITIME ADMINISTRATION
--------------------


                                          By:
                                             -------------------------------
                                          Secretary





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